                                                                   EXHIBIT 10.39

                         CONSULTING SERVICES AGREEMENT

     THIS AGREEMENT is entered into this 4st day of October, 1996, by and between Sequenom, Inc. of Boston, MA/USA and Sequenom Instruments GmbH of Hamburg/Germany (the "Company") and Prof. Dr. Franz Hillenkamp ("Consultant").

     NOW, THEREFORE, it is agreed as follows:

      1.  Definitions
          As used herein:

          (a) The term "Products" shall mean the devices, reagents, kits and diagnostic services proposed to be developed by, or with the assistance of, Consultant hereunder as defined, and with the specifications set forth in Exhibit A hereto.

          (b)  The term "Technology" shall mean the results and product
(interim and/or final) of the consulting services performed by Consultant hereunder, whether tangible or intangible, including, without limitation, each and every invention, formula, trade secret, software program (including without limitation, object code, source code, flow charts, algorithms and related documentation), listing, routine, manual, specification, technique, product, concept, know-how, or similar property, whether or not patentable or copyrightable, and whether or not embodied in any Products that are made, developed, perfected, designed conceived or first reduced by practice by Consultant, either solely or jointly with others, in the course and scope of the consulting services performed hereunder.

      2.  Engagement or Performance of Services

          (a)  Engagement
               ----------
               The Company hereby engages Consultant to perform consulting services in accordance with the terms and conditions of this Agreement. The specific tasks and services to be performed by Consultant are set forth in Exhibit A attached hereto. If such services include the development of specific Products, the specifications of such Products are set forth in Exhibit A attached hereto.

          (b)  Facilities, Equipment and Supplies
               ----------------------------------
               The Company will provide to the Consultant the facilities, equipment and supplies specified in Exhibit A attached hereto. *** Consultant shall, at his own cost and expense, provide all other facilities, equipment and supplies necessary to perform the consulting services hereunder.

          (c)  Other Services
               --------------
               The Company acknowledges and agrees that, subject to its obligations hereunder, Consultant shall have the right to engage in researches and development and consulting activities in all areas other than ***. Such activities in the field of *** are permissible, provided, however, that Consultant

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

shall not perform any consulting services for an actual or potential competitor of the Company during the term of this Agreement and for a period of one (1) year after termination of this Agreement.

          (d)  Primary Duty
               ------------
               The Company and the Consultant recognize that Consultant's primary duty as a member of the University of Munster (the "University") is to the University. The Company and the Consultant agree that the University's policies and Consultant's obligations to the University shall be observed in the event a conflict arises with this Agreement. The same applies to funding agencies who fund Consultant's research through research contracts with the University of Munster or by funds administered by the University of Munster.

          (e)  Compensation
               ------------
               As compensation for the consulting services provided by Consultant hereunder, the Company shall pay to Consultant the amounts specified, at the time(s) specified, on Exhibit B attached hereto.

          (f)  Expenses
               --------
               In addition to the compensation specified in subsection 2(e), the Company will pay reasonable out-of-pocket expenses incurred by Consultant and approved in advance by the Company in the furtherance of or in connection with the performance of consulting services hereunder.

          (g)  No Violation of Others' Rights
               ------------------------------
               Consultant represents and warrants that in the course of performing services hereunder Consultant will not infringe or wrongfully appropriate any patents, copyrights, trade secret rights, or other intellectual property rights of any person or entity anywhere in the world.

      3.  Protection of Confidential Information

          On or before the date hereof, the Company and the Consultant shall have entered into a separate agreement regarding Consultant's use of confidential information (attached as Exhibit C).

      4.  Property Rights
          All rights, title and interest in and to the Products (if any) and the Technology developed under this Agreement shall at all times be and remain the sole and exclusive property of the Company, and the Products and the Technology shall be deemed to works make for hire. The parties agree that any patents, trademarks or copyrights that may issue relating to any of the Products or the Technology shall be in the name of and assigned to the Company. Patents and rights resulting from research and development, the results of which are disclosed to the Company before or at the time of signature of this Agreement can be licensed and/or sold by Company only with Consultant's written consent. In case the Company has an interest in developing the technology, a license agreement shall be negotiated according to standard and fair marketing conditions.

      5.  Term and Termination
          The term of this Agreement shall be as set forth in Exhibit A attached hereto. Unless otherwise specified in Exhibit A, either party may terminate this Agreement at any time upon thirty ( 30) days written notice delivered to the other. The provision of Sections 3 and 4 hereof shall survive the termination of this Agreement.

      6.  Miscellaneous
          (a)  Use of University's Name
               ------------------------
               With the limited exception of citing Consultant's faculty title, the Company and its affiliates will not use the names, likeness, or logos of the University, any of its schools or divisions in any of their fund raising or in investment documents, general publications, advertisements, or marketing and promotional materials without the prior written permission of the University.

          (b)  Relationship of Parties
               -----------------------
               Consultant shall at all times during the performance of his services hereunder be an independent contractor, maintaining sole and exclusive control over its business and operations. At no time will either party hold itself out to be the agent, employee, lessee, sublessee, partner or joint venturer of the other party. Neither party hereto shall have the express or implied right or authority to assume or create any obligation on behalf of or in the name of the other party, or to bind the other party in regard to any contract, agreement or undertaking with any third party.

          (c)  Entire Agreement
               ----------------
               This Agreement, together with the exhibits attached hereto, constitutes the entire Agreement between the parties relating to the subject matter hereof and supersedes all prior written or oral negotiations, representations or agreements. No modification of this Agreement shall be binding on either party unless it is in writing and signed by both parties.

          (d)  Severability
               ------------
               The provisions of this Agreement are severable, and if one or more provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of this Agreement shall nevertheless be binding on and enforceable by and between the parties hereto.

          (e)  Assignment
               ----------
               This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided, however, that Consultant and Company shall not transfer or assign this Agreement without the prior written consent of the other party.

          (f)  Governing Law
               -------------
               The rights and obligations of the parties to this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (g)  Headings
               --------
               Section headings are for convenience of reference only and shall not be considered in the interpretation of this Agreement.

          (h)  Unavoidable Delays
               ------------------
               Either party shall be excused for any delays or defaults in the performance of this Agreement (except the payment of amounts due and payable hereunder) unavoidably caused by the act of the other, the act of any agent of the other, the act of any governmental authority, acts of God, the elements, war litigation, strikes, walkouts, or any other cause beyond its reasonable control. Each party shall use all reasonable diligence to avoid any such delay or default and to resume performance under this Agreement as soon as practicable after such delay or default.

          (i)  Notices
               -------
               All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by in internationally recognized express courier service, and in each case addressed as follows:

               If to Consultant:   Prof. Dr. Franz Hillenkamp
               ----------------    Bahlmannstr. 5
                                   D-48147 Munster


               If to the Company:  Sequenom, Inc.
               -----------------   c/o Sequenom Instruments GmbH
                                   Mendelssohnstrasse 15 D
                                   D-22761 Hamburg/Germany
                                   Attn.:  Prof.  Dr. Hubert Koester

               with copy to:       Foley, Hoag & Eliot
               ------------        One Post Office Square
                                   Boston, MA 02109/USA
                                   Attn.: David Pearson, Esq.


or such other address as either party hereto shall have designated by notice in writing to the other party.

          (j)  Attorney's Fees and Costs
               -------------------------
               Should litigation arise concerning the enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs as determined by the court.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


SEQUENOM, Inc.                                   CONSULTANT:





By:  /s/  Fareed Kureshy                          /s/    Franz Hillenkamp
   ----------------------------                  -----------------------------
Title: President                                 9/1/96
      -------------------------



                           SEQUENOM Instrument GmbH:



                           By:  /s/  Helmut Shuhsler
                               ------------------------
Title:                         illegible
                               ------------------------


                           Sequenom Instruments GmbH
                             Mendelssohnstr. 15 D
                                 22761 Hamburg
                             Tel. 040 - 89 96 76-0
                             Fax. 040/89 96 76-10

CONSULTING AGREEMENT
Prof. Dr. F. Hillenkamp /Aug. 1996                                          -6-
-------------------------------------------------------------------------------
                                   EXHIBIT A
                                   ---------

                                     TERM

The term of the Agreement shall be the period from June 1, 1996 to May 31, 1999, subject to termination in accordance with Section 5.

                       DESCRIPTION OF SERVICES AND TASKS

The Consultant will:

(1) provide advice and technical assistance to Sequenom on all aspects of ***, including ***

(2)  provide technical advice that will assist Sequenom in ***;

(3) assist Sequenom in *** and and related technologies, with appropriate expertise in instrument design, construction and specific application areas;

(4) make every reasonable effort to attend all meetings of the Scientific Advisory Board and participate in all discussions and decisions related to strategies, technical approaches and technical progress for the overall project;

and, in addition to regular communication with Sequenom personnel via telephone, fax, courier or normal mail, spend up to two days per month at Sequenom Instruments GmbH, Hamburg/Germany, or the location of Sequenom, Inc. in the USA.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

CONSULTING AGREEMENT
Prof. Dr. F. Hillenkamp /Aug. 1996                                          -7-
-------------------------------------------------------------------------------
                                   EXHIBIT B
                                   ---------
                       COMPENSATION AND PAYMENT SCHEDULE

In return, Sequenom will provide to the Consultant:

(1)  ***

(2)  ***

(3)  ***

(4)  ***

(5)  ***

(6)  ***

     (a)  ***

     (b)  ***

     (c)  ***

(7)  ***

*** Portions of this page have been ommitted pursuant to a request for Confidential Treatment and filed separately with the commission.

CONSULTING AGREEMENT
Prof. Dr. F. Hillenkamp /Aug. 1996                                          -8-
-------------------------------------------------------------------------------
                                   EXHIBIT C
                                   ---------

                           CONFIDENTIALITY AGREEMENT

Under tile terms of tile Consulting Agreement, the Consultant is under obligation not to disclose any business information or Company secrets to unauthorized parties and/or to persons outside the Company.

Maintaining confidentiality is a constituent part of the Consultant's loyalty to the Company and protects business and Company secrets. Company secrets are data and materials identified as confidential or those which, upon careful consideration, a Consultant can recognize as being confidential (e.g. technical expertise, even if not patentable, supply sources for goods, customer lists, price schedules, calculations, investment plans, etc., including also the Consultant's own inventions made in the performance of the Consulting Agreement.

Details of any production or analytical methods of which the Consultant may gain knowledge and regarding which the Company as license holder is committed to maintain strictest confidentiality are also classified as secret. This applies to details of production processes to which the Company has gained access in the course of an exchange of know-how with another Company or which are classified secret by the Company under its commitment to confidentiality with another Company.

The Consultant further undertakes to maintain strictest confidentiality regarding all matters of the Company's business also after termination of the Consulting Agreement. In this context the Consultant is obliged, if so required, to sign a respective personal commitment to confidentiality vis-a-vis third parties.

In the event of any violation of this Agreement to confidentiality, the Company is entitled to impose a penalty for each violation, without prejudice to the Company's right to claim for higher damages, or the Company's right to termination of the Consulting Agreement.

Consultant retains the right to publish results obtained as a result of or in connection with the services delivered under this Agreement. Consultant shall inform Company about intended publications at the earliest convenience and shall provide Company with all relevant material, in particular draft manuscripts. Company may delay publication by a maximum of three months if all or part of the material is deemed to contain patentable material or material which can be legally protected by other means. Consultant shall provide Company with all available material necessary to file for such rights. In case of other tangible information, both parties will make every reasonable effort to limit the published information so as not to interfere with the justified commercial interest of the Company under the provision that the scientific content of the publication be retained.


Consultant:                                 /s/  Franz Hillenkamp       9/1/96
                                           -----------------------------------
                                           -----------------------------------
                                           Prof. Dr. Franz Hillenkamp




Sequenom, Inc.:                            /s/        Fareed Kureshy
                                           -----------------------------------
                                           Name   Fareed Kureshy
                                           Title: President

CONSULTING AGREEMENT
Prof. Dr. F. Hillenkamp /Aug. 1996                                          -9-
-------------------------------------------------------------------------------

Sequenom Instruments GmbH:                 /s/    Helmut Schuhsler
                                           -----------------------------------
                                           Name:  Dr. Helmut Schuhsler
                                           Title: (Illegible)


                           Sequenom Instruments GmbH
                             Mendelssohnstr. 15 D
                                 22761 Hamburg
                             Tel. 040 - 89 96 76-0
                             Fax. 040/89 96 76-10